UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 14, 2013
(Date of earliest event reported)

J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C10
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
CIBC Inc.
Redwood Commercial Mortgage Corporation
(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

New York	333-165147-06	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Exhibit 4.1 of the registrant’s Form 8-K filed on March 14, 2013, attaching, among other things, the Pooling and Servicing Agreement (as defined below), is hereby restated in its entirety by the final correct version the Pooling and Servicing Agreement (as defined below) attached hereto as Exhibit 4.1.

On March 14, 2013, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C10, Commercial Mortgage Pass-Through Certificates, Series 2013-C10, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2013 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Park Bridge Lender Services LLC, as senior trust advisor.  The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class A-S, Class B, Class C and Class D Certificates (the “Public Certificates”), having an aggregate initial principal amount of $1,190,434,000, were sold to J.P. Morgan Securities LLC (“JPMS”), CIBC World Markets Corp. (“CIBCWMC”) and Morgan Stanley & Co. LLC (“MSC” and, together with JPMS and CIBCWMC, the “Underwriters”), pursuant to an Underwriting Agreement, dated March 1, 2013, between the Registrant and JPMS, for itself and on behalf of CIBCWMC and MSC.

Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

Exhibit 4.1
Pooling and Servicing Agreement (Corrected copy; this Pooling and Servicing Agreement, dated as of March 1, 2013, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Park Bridge Lender Services LLC, as senior trust advisor, replaces, in its entirety, the Pooling and Servicing Agreement filed on March 14, 2013 under Item 9.01, Exhibit 4.1, pursuant to Form 8-K, dated March 14, 2013).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 19, 2013	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1
Pooling and Servicing Agreement (Corrected copy; this Pooling and Servicing Agreement, dated as of March 1, 2013, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Park Bridge Lender Services LLC, as senior trust advisor, replaces, in its entirety, the Pooling and Servicing Agreement filed on March 14, 2013 under Item 9.01, Exhibit 4.1, pursuant to Form 8-K, dated March 14, 2013).
(E)